SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2004

U.S. RESTAURANT PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13089	75-2687420
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

12240 Inwood Road, Suite 300, Dallas, Texas 75244

(972) 387-1487

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits.

Item 12. Results of Operations and Financial Condition.

SIGNATURES

EXHIBIT INDEX

EX-99.1 Press Release

Item 7. Financial Statements and Exhibits.

The following exhibit is included in this Form 8-K.

(c)	Exhibit

99.1	Press Release, dated February 25, 2004, of U.S. Restaurant Properties, Inc.

Item 12. Results of Operations and Financial Condition.

The following information is being furnished under Item 12 — Results of Operations and Financial Condition.

The information provided on this Form 8-K, including the attached exhibit, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Exchange Act of 1933, as amended, or under the Act, regardless of any general incorporation language in such filing.

On February 25, 2004, U. S. Restaurant Properties, Inc. (the “Company”) issued a press release to report its financial results for the quarter ended December 31, 2003. The release is furnished as Exhibit 99.1 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RESTAURANT PROPERTIES, INC.

By:	/s/ STACY M. RIFFE

Name:	Stacy M. Riffe
Title:	Chief Financial Officer

Date: February 26, 2004

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 25, 2004, of U.S. Restaurant Properties, Inc.

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